UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 25, 2016

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7999 Gateway Blvd., Suite 300, Newark, California 94560
(Address of principal executive offices) (Zip Code)

(510) 744-8000
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On April 25, 2016, Depomed, Inc. (the “Company”), entered into the First Amendment to Rights Agreement (the “Amendment”) between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, that amends the Rights Agreement dated July 12, 2015 (the “Rights Agreement”) between the Company and the Rights Agent.

The Amendment is intended to permit shareholders that beneficially own 5% or more of the Company’s outstanding shares to obtain revocable proxies or consents from other shareholders for the sole purpose of requesting or demanding a special meeting of shareholders of the Company pursuant to Section 600(d) of the California Corporations Code without triggering the Rights Agreement (provided that such proxy or consent does not grant any right or power to vote the underlying securities at such special meeting or any other meeting of shareholders of the Company).

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 4.2 and is incorporated herein by reference in its entirety.

Item 3.03                                           Material Modification of Rights of Security Holders.

The description of the Amendment to the Rights Agreement discussed in Item 1.01 above is incorporated herein by reference in its entirety.

Item 8.01                                           Other Events.

On April 25, 2016, the Company sent a letter to Starboard Value and Opportunity Master Fund Ltd. (“Starboard”) and issued a press release indicating that the record date to determine shareholders entitled to request a special shareholders meeting to vote on the proposals contained in Starboard’s April 7, 2016 record date request will be April 26, 2016.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01                                           Financial Statements and Exhibits.

(d)              Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description
4.2	First Amendment to Rights Agreement, dated as of April 25, 2016 by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.

99.1	Press release, dated April 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.
Date: April 25, 2016
/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.2	First Amendment to Rights Agreement, dated as of April 25, 2016 by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.

99.1	Press release, dated April 25, 2016.